EXHIBIT 99.2

Supplemental Financial Information
December 31, 2005
(Unaudited)

Table of Contents	Page No.

Corporate Profile	1
Statements of Consolidated Income	2
Consolidated Balance Sheets	3
Statements of Consolidated Income at Prorata Share	4
Consolidated Balance Sheets at Prorata Share	5
Summary Operating Data	6
Funds from Operations
Dividends
General and Administrative Expenses
Net Operating Income
Rentals
Interest Expense
Property
Financial Statements of Unconsolidated Joint Ventures at Prorata Share	8
Summary Balance Sheet Information	9
Common Share Data
Capitalization
Capital Availability
Credit Ratings
Debt Information	10
Outstanding Balance Summary
Fixed vs Variable Rate Debt
Secured vs Unsecured Debt
Coverage Ratios
Weighted Average Interest Rates
Schedule of Maturities
Other Information	12
Tenant Diversification
Lease Expirations
Leasing Production
Average Minimum Rent per Square Foot
Property Information	14
Acquisition Summary
New Development Summary
Property Investment Summary
Disposition Summary
Occupancy
Total Operating Income at Prorata Share by Geographic Region
Property Listing

This supplemental financial information package contains historical information of the Company and is intended to supplement the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, and its unaudited quarterly financial statements.

Certain information contained in this Supplemental Financial Information package includes certain forward-looking statements reflecting Weingarten Realty Investors’ expectations in the near term that involve a number of risks and uncertainties; however, many factors may materially affect the actual results, including demand for our properties, changes in rental and occupancy rates, changes in property operating costs, interest rate fluctuations, and changes in local and general economic conditions. Accordingly, there is no assurance that WRI’s expectations will be realized.

Weingarten Realty Investors Corporate Profile

General Description

Weingarten Realty Investors is an unincorporated trust organized under the Texas Real Estate Investment Trust Act that, through its predecessor entity, began the ownership and development of shopping centers and other commercial real estate in 1948. As of December 31, 2005, we owned or operated under long-term leases, interests in 353 developed income-producing properties and seven properties that are in various stages of development, which are located in 20 states that span the southern half of the United States from coast to coast. Included in the portfolio are 296 shopping centers and 64 industrial projects. Our interests in these properties aggregated approximately 48.7 million square feet of building area. Our properties were 94.2% leased as of December 31, 2005, and historically our portfolio occupancy rate has never been below 90%.

Corporate Office

2600 Citadel Plaza Drive
P. O. box 924133
Houston, TX 77292-4133
713-866-6000
www.weingarten.com

Regional Offices

Atlanta, GA	Ft. Lauderdale, FL	Phoenix, AZ
Austin, TX	Las Vegas, NV	Raleigh, NC
Dallas, TX	Los Angeles, CA	Sacramento, CA
Denver, CO (Miller Weingarten)	Orlando, FL

Stock Listings

New York Stock Exchange:
Common Shares	WRI
Series D Preferred Shares	WRIPrD
Series E Preferred Shares	WRIPrE

Weingarten Realty Investors Statements of Consolidated Income (in thousands, except per share amounts) (As reported in 10-K)

	Three Months Ended
	December 31,		Twelve Months Ended December 31,
	2005	2004	2005	2004	2003	2002	2001

Revenues:
Rentals	$136,574	$125,808	$534,495	$480,478	$392,887	$339,666	$285,162
Other	2,321	5,442	9,550	10,158	8,556	6,106	5,143
Total	138,895	131,250	544,045	490,636	401,443	345,772	290,305

Expenses:
Depreciation and amortization	33,145	29,298	125,314	111,737	88,190	72,489	61,088
Operating	22,906	21,271	81,686	76,354	62,239	52,611	44,470
Ad valorem taxes	14,633	13,692	62,901	55,682	45,131	41,534	35,510
General and administrative	4,256	4,075	17,379	16,122	13,820	11,148	9,570
Impairment loss		850		3,550
Total	74,940	69,186	287,280	263,445	209,380	177,782	150,638

Operating Income	63,955	62,064	256,765	227,191	192,063	167,990	139,667
Interest Expense	(34,236)	(30,239)	(130,761)	(117,096)	(90,269)	(67,171)	(55,835)
Loss on Redemption of Preferred Shares				(3,566)	(2,739)
Equity in Earnings of Joint Ventures, net (a)	1,822	953	6,610	5,384	4,681	3,930	5,424
Income Allocated to Minority Interests	(1,530)	(2,073)	(6,060)	(4,928)	(2,723)	(3,553)	(475)
Gain on Land and Merchant Development Sales	804		804
Gain on Sale of Properties	195	746	22,306	1,535	714	188	8,339
Income From Continuing Operations	31,010	31,451	149,664	108,520	101,727	101,384	97,120
Operating Income From Discontinued Operations	616	1,648	4,530	7,978	8,514	11,011	11,422
Gain on Sale of Properties From Discontinued Operations	19,777	11,453	65,459	24,883	6,039	19,472
Income From Discontinued Operations	20,393	13,101	69,989	32,861	14,553	30,483	11,422
Net Income	51,403	44,552	219,653	141,381	116,280	131,867	108,542
Less: Preferred Dividends	2,525	2,511	10,101	7,470	15,912	19,756	19,703
Original Issuance Costs associated with Redeemed Series A Preferred Shares					2,488
Net Income Available to Common Shareholders	$48,878	$42,041	$209,552	$133,911	$97,880	$112,111	$88,839
Net Income Per Common Share - Basic:	$0.55	$0.47	$2.35	$1.55	$1.24	$1.44	$1.23
Net Income Per Common Share - Diluted:	$0.54	$0.46	$2.31	$1.54	$1.24	$1.43	$1.23

(a)	See Page 8 for the Company’s prorata share of the operating results of its unconsolidated joint ventures.

Weingarten Realty Investors Consolidated Balance Sheets (in thousands, except per share amounts) (As reported in 10-K)

	December 31,
	2005	2004

ASSETS

Property	$4,033,579	$3,751,607
Accumulated Depreciation	(679,642)	(609,772)
Property - net	3,353,937	3,141,835

Investment in Real Estate Joint Ventures (a)	84,348	48,382
Total	3,438,285	3,190,217

Notes Receivable from Real Estate Joint Ventures and Partnerships	42,195	16,593
Unamortized Debt and Lease Costs	95,616	91,155
Accrued Rent and Accounts Receivable (net of allowance for doubtful accounts of $4,673 in 2005 and $4,205 in 2004)	60,905	57,964
Cash and Cash Equivalents	42,690	45,415
Restricted Deposits and Mortgage Escrows	11,747	10,623
Other	46,303	58,351
Total	$3,737,741	$3,470,318

LIABILITIES AND SHAREHOLDERS’ EQUITY

Debt	$2,299,855	$2,105,948
Accounts Payable and Accrued Expenses	102,143	99,680
Other	102,099	94,800
Total	2,504,097	2,300,428

Minority Interest	83,358	73,930

Commitments and Contingencies

Shareholders’ Equity:
Preferred Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 10,000;
6.75% Series D cumulative redeemable preferred shares of beneficial interest; 100 shares issued and outstanding in 2005 and 2004; liquidation preference $75,000	3	3
6.95% Series E cumulative redeemable preferred shares of beneficial interest; 29 shares issued and outstanding in 2005 and 2004; liquidation preference $72,500	1	1
Common Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 150,000; shares issued and outstanding: 89,403 in 2005 and 89,066 in 2004	2,686	2,672
Additional Paid In Capital	1,288,432	1,283,270
Accumulated Dividends in Excess of Net Income	(132,786)	(185,243)
Accumulated Other Comprehensive Loss	(8,050)	(4,743)
Shareholders’ Equity	1,150,286	1,095,960
Total	$3,737,741	$3,470,318

(a)	This represents the Company’s investment of its unconsolidated joint ventures. See page 8 for additional information.

Weingarten Realty Investors Statements of Consolidated Income at Prorata Share (1) (in thousands, except per share amounts)

	Three Months Ended
	December 31,		Twelve Months Ended December 31,
	2005	2004	2005	2004	2003	2002	2001

Revenues:
Rentals	$138,017	$126,243	$538,759	$482,005	$393,432	$344,095	$291,603
Other	2,479	5,495	10,485	11,074	10,788	8,420	7,123
Total	140,496	131,738	549,244	493,079	404,220	352,515	298,726

Expenses:
Depreciation and amortization	33,274	29,907	125,423	111,448	86,611	72,697	61,959
Operating	22,864	21,275	81,478	76,227	62,088	52,802	45,187
Ad valorem taxes	14,686	13,728	63,226	55,729	45,287	42,048	36,379
General and administrative	4,263	4,076	17,436	16,125	13,821	11,145	9,572
Impairment loss		850		3,550
Total	75,087	69,836	287,563	263,079	207,807	178,692	153,097

Operating Income	65,409	61,902	261,681	230,000	196,413	173,823	145,629
Interest Expense	(34,065)	(29,917)	(129,790)	(115,357)	(89,945)	(68,981)	(58,032)
Loss on Early Redemption of Preferred Shares				(3,566)	(2,739)
Income Allocated to Minority Interests	(1,331)	(1,204)	(5,218)	(3,990)	(3,236)	(3,720)	(272)
Gain on Land and Merchant Development Sales	804		889
Gain on Sale of Properties	193	670	22,102	1,433	1,234	262	9,795
Income From Continuing Operations	31,010	31,451	149,664	108,520	101,727	101,384	97,120
Operating Income From Discontinued Operations	616	1,648	4,530	7,978	8,514	11,011	11,422
Gain on Sale of Properties From Discontinued Operations	19,777	11,453	65,459	24,883	6,039	19,472
Income From Discontinued Operations	20,393	13,101	69,989	32,861	14,553	30,483	11,422
Net Income	51,403	44,552	219,653	141,381	116,280	131,867	108,542
Less: Preferred Dividends	2,525	2,511	10,101	7,470	15,912	19,756	19,703
Original Issuance Costs associated with Redeemed Series A Preferred Shares					2,488
Net Income Available to Common Shareholders	$48,878	$42,041	$209,552	$133,911	$97,880	$112,111	$88,839
Net Income Per Common Share - Basic:	$0.55	$0.47	$2.35	$1.55	$1.24	$1.44	$1.23
Net Income Per Common Share - Diluted:	$0.54	$0.46	$2.31	$1.54	$1.24	$1.43	$1.23

(1)
The Statements of Consolidated Income at Prorata Share include the real estate operations of joint ventures at WRI’s ownership percentages ranging from 20% to 75% except for the operations of down-reit partnerships, which are included at 100% with the applicable minority interest for the items listed above Income From Continuing Operations.

Weingarten Realty Investors Consolidated Balance Sheets at Prorata Share (1) (in thousands, except per share amounts)

	December 31,
	2005	2004

ASSETS

Property	$4,098,780	$3,773,614
Accumulated Depreciation	(682,102)	(613,780)
Property - net	3,416,678	3,159,834

Notes Receivable from Real Estate Joint Ventures and Partnerships	32,958	22,861
Unamortized Debt and Lease Costs	97,387	91,467
Accrued Rent and Accounts Receivable (net of allowance for doubtful accounts of $4,977 in 2005 and $4,205 in 2004)	59,838	55,703
Cash and Cash Equivalents	54,878	48,050
Restricted Deposits and Mortgage Escrows	11,082	9,861
Other	49,455	59,767
Total	$3,722,276	$3,447,543

LIABILITIES AND SHAREHOLDERS’ EQUITY

Debt	$2,288,145	$2,088,705
Accounts Payable and Accrued Expenses	101,616	98,411
Other	100,826	95,049
Total	2,490,587	2,282,165

Minority Interest	81,403	69,418

Commitments and Contingencies

Shareholders’ Equity:
Preferred Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 10,000;
6.75% Series D cumulative redeemable preferred shares of beneficial interest; 100 shares issued and outstanding in 2005 and 2004; liquidation preference $75,000	3	3
6.95% Series E cumulative redeemable preferred shares of beneficial interest; 29 shares issued and outstanding in 2005 and 2004; liquidation preference $72,500	1	1
Common Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 150,000; shares issued and outstanding: 89,403 in 2005 and 89,066 in 2004	2,686	2,672
Additional Paid In Capital	1,288,432	1,283,270
Accumulated Dividends in Excess of Net Income	(132,786)	(185,243)
Accumulated Other Comprehensive Loss	(8,050)	(4,743)
Shareholders’ Equity	1,150,286	1,095,960
Total	$3,722,276	$3,447,543

(1)
The Consolidated Balance Sheets at Prorata Share include the real estate operations of joint ventures at WRI’s ownership percentages ranging from 20% to 75% except for the operations of down-reit partnerships, which are included at 100% with the applicable minority interest for items listed above Commitments and Contingencies caption.

Weingarten Realty Investors Summary Operating Data (in thousands, except per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2005	2004	2005	2004

Funds from Operations
Numerator:
Net income available to common shareholders	$48,878	$42,041	$209,552	$133,911
Depreciation and amortization	31,033	28,805	118,738	108,678
Depreciation and amortization of unconsolidated joint ventures	961	1,058	3,539	3,131
Gain on sale of properties	(19,976)	(12,208)	(87,569)	(26,403)
Loss on sale of properties of unconsolidated joint ventures	6	85	8	87
Funds from Operations - Basic	60,902	59,781	244,268	219,404
Funds from operations attributable to operating partnership units	2,274	1,868	8,683	6,331
Funds from Operations - Diluted	$63,176	$61,649	$252,951	$225,735

Denominator:
Weighted average shares outstanding - Basic	89,336	88,951	89,224	86,171
Effect of dilutive securities:
Share options and awards	841	1,042	860	827
Operating partnership units	3,150	2,986	3,082	2,513
Weighted average shares outstanding - Diluted	93,327	92,979	93,166	89,511

Funds from Operations per Share - Basic	$0.68	$0.67	$2.74	$2.55

Funds from Operations per Share - Diluted	$0.68	$0.66	$2.72	$2.52

Growth in Funds from Operations per Share - Diluted		3.0%		7.9%

Dividends
Common Dividends per Share	$0.44	$0.415	$1.76	$1.66

Common Dividends Paid as a % of Funds from Operations	64.5%	61.8%	64.3%	66.1%

General and Administrative Expenses *
General and Administrative Expenses/Total Revenue	3.0%	3.1%	3.2%	3.3%

General and Administrative Expenses / Total Assets before Depreciation	.10%	.10%	.40%	.40%

Net Operating Income *
Same Property NOI Growth: **
Retail	5.7%	3.0%	4.7%	3.6%
Industrial	7.0%	-4.2%	4.3%	-1.6%
Total	5.8%	2.2%	4.7%	3.1%

*	Includes the Company’s share of unconsolidated joint ventures and excludes its partners’ share of consolidated joint ventures (“Prorata Share”)
**	Same Property NOI Growth excludes the effect of lease cancellation income.

Weingarten Realty Investors Summary Operating Data (continued) (in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2005	2004	2005	2004

Rentals (As Reported in 10-Q)
Base minimum rent, net	$108,270	$99,344	$419,701	$376,346
Straight line rent	1,406	1,417	7,317	5,973
Over/Under-market rentals, net	42	22	253	39
Percentage rent	1,564	1,399	5,117	5,299
Tenant reimbursements	25,292	23,626	102,107	92,821
Total	$136,574	$125,808	$534,495	$480,478

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2005	2004	2005	2004

Rentals (Prorata Share)
Base minimum rent, net	$109,418	$99,846	$423,185	$378,119
Straight line rent	1,532	1,448	7,617	5,935
Over/Under-market rentals, net	100	67	471	167
Percentage rent	1,598	1,385	5,228	5,288
Tenant reimbursements	25,369	23,497	102,258	92,496

Total	$138,017	$126,243	$538,759	$482,005

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2005	2004	2005	2004

Interest Expense (Prorata Share)
Interest paid or accrued	$36,279	$32,486	$139,697	$123,500
Interest on preferred shares subject to mandatory redemption				2,007
Over-market mortgage adjustment	(1,829)	(1,349)	(6,983)	(5,044)

Gross interest expense	34,450	31,137	132,714	120,463

Less:
Capitalized interest	(385)	(1,220)	(2,924)	(5,106)

Interest expense, at prorata share	$34,065	$29,917	$129,790	$115,357

	December 31,
	2005	2004

Property at Prorata Share
Land	$771,903	$719,029
Land held for development	20,634	20,697
Land under development	27,591	19,325
Buildings and improvements	3,230,342	2,945,067
Construction in-progress	48,310	64,785
Property held for sale		4,711

Total	$4,098,780	$3,773,614

Weingarten Realty Investors Financial Statements of Unconsolidated Joint Ventures at Prorata Share (in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2005	2004	2005	2004

Revenues:	$4,423	$3,632	$16,262	$13,729

Expenses:
Depreciation and amortization	961	1,058	3,539	3,131
Operating	596	648	2,190	2,142
Interest	939	641	3,175	2,077
Ad valorem taxes	418	439	1,899	1,555
General and administrative	7	8	83	49
Total	2,921	2,794	10,886	8,954

Gain on land and merchant development sales			85
Loss on sale of property	(6)	(85)	(8)	(87)

Net income	$1,496	$753	$5,453	$4,688

	December 31,
	2005	2004

ASSETS

Property	$147,006	$104,494
Accumulated Depreciation	(14,493)	(12,931)
Property - net	132,513	91,563

Unamortized Debt and Lease Costs	4,519	3,509
Accrued Rent and Accounts Receivable	1,442	728
Cash and Cash Equivalents	13,946	4,161
Other	1,932	693

Total	$154,352	$100,654

LIABILITIES AND SHAREHOLDERS’ EQUITY

Debt	$44,544	$39,774
Amounts Payable to WRI	16,022	6,273
Accounts Payable and Accrued Expenses	3,706	3,072
Total	64,272	49,119

Accumulated Equity	90,080	51,535

Total	$154,352	$100,654

Notes:	The Consolidated Financial Statements at prorata share include only the real estate operations of joint ventures at WRI’s ownership percentages.

Weingarten Realty Investors Summary Balance Sheet Information (in thousands, except common share data and percentages)

	December 31,
	2005	2004

Common Share Data
Closing Market Price	$37.81	$40.10

Dividend Yield	4.65%	4.14%

90-Day Average Trading Volume	272,770	341,800

Capitalization (As reported)
Debt	$2,299,855	$2,105,948
Preferred Shares	147,500	147,500
Common Shares at Market	3,380,327	3,571,547
Operating Partnership Units at Market	119,328	119,979
Total Market Capitalization	$5,947,010	$5,944,974

Debt to Total Market Capitalization	38.7%	35.4%

Capitalization (Prorata)
Debt	$2,288,145	$2,088,705
Preferred Shares	147,500	147,500
Common Shares at Market	3,380,327	3,571,547
Operating Partnership Units at Market	119,328	119,979
Total Market Capitalization	$5,935,300	$5,927,731

Debt to Total Market Capitalization	38.6%	35.2%

Capital Availability
Unused Portion of $400 MM Revolver	$175,071	$323,371
Shelf Registration - $1 Billion	160,430	160,430
Shelf Registration - $1.5 Billion	1,500,000	1,500,000
Shelf Registration - $50 Million	50,000	50,000
Total	$1,885,501	$2,033,801

Credit Ratings	S&P	Moody’s

Senior Debt	A	A3
Preferred Shares	A-	baa1

Weingarten Realty Investors Debt Information (in thousands, except percentages)

		4th Quarter		4th Quarter
	December 31,	Weighted	December 31,	Weighted
	2005	Average Rate	2004	Average Rate
Outstanding Balance Summary
Mortgage Debt	$799,603	7.29%	$685,461	7.28%
7% 2011 Bonds	200,000	7.00%	200,000	7.00%
Unsecured Notes Payable	1,049,867	5.85%	1,102,367	5.89%
Revolving Credit Agreements (1)	210,000	4.71%	61,700	5.55%
Industrial Revenue Bonds	6,925	3.68%	7,422	3.06%
Obligations under Capital Leases	33,460	5.49%	48,998	5.62%
Total Debt - As Reported	2,299,855	6.36%	2,105,948	6.29%
Less: Minority Partners’ Interests	(56,254)		(57,017)
Plus: WRI Share of Unconsolidated Joint Ventures	44,544		39,774
Total Debt - Prorata Share	$2,288,145	6.37%	$2,088,705	6.29%

	December 31,		December 31,
	2005	% of Total	2004	% of Total
Fixed vs Variable Rate Debt (at Prorata Share)
(includes the effect of interest rate swaps)
Fixed-rate debt	$1,973,822	86.3%	$1,869,590	89.5%
Variable-rate debt	314,323	13.7%	219,115	10.5%
Total	$2,288,145	100.0%	$2,088,705	100.0%

Secured vs Unsecured Debt (at Prorata Share)
Secured Debt	$830,340	36.3%	$724,201	34.7%
Unsecured Debt	1,457,805	63.7%	1,364,504	65.3%
Total	$2,288,145	100.0%	$2,088,705	100.0%

Coverage Ratios (at Prorata Share trailing 4 quarters)
Fixed Charge Coverage	2.56x		2.63x
Interest Coverage	2.65x		2.74x
Debt Service Coverage	2.63x		2.68x

	As	Prorata
	Reported	Share
Weighted Average Interest Rates (2)
Three months ended 12/31/05	6.36%	6.37%
Twelve months ended 12/31/05	6.32%	6.33%
Twelve months ended 12/31/04	6.07%	6.07%

(1)	Weighted average revolving interest rate excluding the effect of the commitment fee was 2.52% in fourth quarter 2004 and 4.26% in fourth quarter 2005.
(2)	Weighted average interest rates exclude the effects of FAS 141 and loan costs related to financing.

Weingarten Realty Investors Debt Information (in thousands, except percentages)

Schedule of Maturities at December 31, 2005

	As Reported		Prorata Share
	Maturities	Rate	Maturities	Rate	Floating Rate	Fixed Rate

2006 (1) (2)	$41,457	5.92%	$42,523	5.90%	$11,012	$31,511
2007 (3)	103,799	6.52%	103,211	6.52%	422	102,789
2008 (4) (5)	261,312	6.98%	260,701	6.99%	429	260,272
2009	109,668	6.74%	108,099	6.75%	9,795	98,304
2010	114,324	6.85%	126,281	6.87%	550	125,731
2011	326,349	6.97%	317,519	6.98%		317,519
2012	299,931	5.89%	299,123	5.89%		299,123
2013	277,618	6.15%	239,883	5.83%		239,883
2014	330,715	5.30%	352,606	5.42%	2,115	350,491
2015	112,535	5.92%	115,897	5.96%		115,897
Thereafter	95,563	7.72%	95,718	7.72%		95,718
Subtotal	2,073,271		2,061,561		24,323	2,037,238

Revolvers (6)	210,000	4.28%	210,000	4.28%	210,000
Other (7)	16,584		16,584			16,584
Swap Maturities:
2006					5,000	(5,000)
2007					25,000	(25,000)
2014					50,000	(50,000)
Total	$2,299,855	6.32%	$2,288,145	6.33%	$314,323	$1,973,822

(1)	Includes $3.2 million of amortizing industrial revenue bonds with a final maturity date of 2015 that are currently callable by the lender.
(2)	Includes $7 million of MTN’s maturing 2026 with a 10 year put option.
(3)	Includes $25 million of MTN’s maturing 2027 with 10 and 20 year put options.
(4)	Includes $25 million of MTN’s maturing 2028 with 10, 12 and 20 year put options.
(5)	Includes prepayment of $121.8 million mortgage. $118.9 million of MTN’s have been forward locked at 5.2%.
(6)	Includes the effect of the commitment fee.
(7)	Other includes capital leases and market value of swaps.

Weingarten Realty Investors Tenant Diversification by Percent of Rental Revenues at Prorata Share (in thousands, except percentages and # of units and leases)

				% of Prorata	Square
Rank	Tenant Name	DBA’s	# of Units	Rental Revenue	Feet

1	The Kroger Co.	Kroger, Dillons, Smith’s Food, Ralphs, Fry’s Foods, King Soopers	32	2.96%	1,767
2	T.J.X. Companies, Inc.	T.J. Maxx, Marshall’s	26	1.64%	761
3	Safeway, Inc.	Safeway, Randall’s, Von’s, Tom Thumb	18	1.64%	943
4	Ross Stores, Inc.	Ross Dress For Less	27	1.57%	729
5	Publix Super Markets, Inc.		13	1.26%	666
6	Blockbuster Video		58	1.14%	319
7	Office Depot, Inc.		22	1.13%	528
8	Albertsons, Inc.	Albertsons, Sav-On	17	1.12%	677
9	Home Depot, Inc.		6	1.10%	624
10	Barnes & Noble Inc.	Barnes & Noble, Bookstop Booksellers	12	0.99%	283
11	Gap, Inc.	Gap, Old Navy, Banana Republic	19	0.96%	327
12	Staples, Inc.		12	0.68%	319
13	H E Butt Grocery		5	0.66%	302
14	Linens ‘ n Things, Inc.		8	0.64%	238
15	Dollar Tree Stores, Inc.	Dollar Tree, Greenbacks	32	0.63%	320
16	Office Max, Inc.		10	0.62%	237
17	Grocers Supply Co. Inc.	Fiesta	9	0.61%	352
18	Petco Animal Supplies, Inc.		16	0.61%	220
19	Stage Stores	Beall’s, Palais Royal, Stages	22	0.59%	515
20	Toys ‘R’ Us	Toys ‘R’ Us, Babies ‘R’ Us	8	0.59%	304
21	Hollywood Entertainment	Hollywood Video	21	0.59%	140
22	Petsmart, Inc.		11	0.58%	219
23	Raley’s	Raley’s, Bel Air Markets	5	0.58%	277
24	Stein Mart, Inc.		10	0.58%	371
25	Harris Teeter		6	0.58%	248

	Total		425	24.05%	11,686

Weingarten Realty Investors Leasing Information (in thousands, except percentages and # of units and leases, prorata share)

Lease Expirations
	Shopping Center		Industrial		Total
	Percentage of		Percentage of		Percentage of
		Prorata		Prorata		Prorata
Year Expiring	Sq. Ft.	Revenue	Sq. Ft.	Revenue	Sq. Ft.	Revenue
2006	10.55%	11.45%	23.09%	23.07%	13.48%	12.77%
2007	12.49%	13.24%	26.24%	25.05%	15.71%	14.58%
2008	11.92%	12.14%	20.60%	21.87%	13.95%	13.25%
2009	11.42%	11.67%	8.31%	9.44%	10.69%	11.42%
2010	11.40%	12.53%	10.42%	10.44%	11.17%	12.29%
2011-2015	26.75%	25.83%	11.35%	10.14%	23.15%	24.04%
2016-2025	14.55%	12.33%	0.00%	0.00%	11.15%	10.92%

Leasing Production
	Number			Increase in
	of	Square	Increase in	Base Rent
	Leases	Feet	Base Rent	After Capital

Three Months Ended
December 31, 2005
Retail	266	907	6.8%	5.6%
Industrial	59	605	-2.9%	-5.6%
Total	325	1,512	5.1%	3.6%

Three Months Ended
December 31, 2004
Retail	293	1,208	12.9%	6.8%
Industrial	67	730	-4.7%	-6.6%
Total	360	1,938	9.8%	4.5%

Twelve Months Ended
December 31, 2005
Retail	1,042	3,973	8.7%	6.7%
Industrial	256	2,778	0.2%	-1.3%
Total	1,298	6,751	7.0%	5.1%

Twelve Months Ended
December 31, 2004
Retail	958	3,674	11.5%	6.9%
Industrial	257	2,570	0.9%	-1.6%
Total	1,215	6,244	9.0%	4.9%

Average Minimum Rent per Square Foot
	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004

Retail	$11.38	$11.35	$11.27	$11.17	$11.01
Industrial	$4.89	$4.93	$4.87	$4.88	$4.70

Weingarten Realty Investors Property Information (in thousands)

Acquisition Summary
		Sq. Ft.	Date	Total
Center	City/State	of Bldg. Area	Acquired	Investment

Flamingo Pines Shopping Center	Pembroke Pines, Florida	257	01/28/05
Kennesaw 75 Business Park	Kennesaw, Georgia	178	02/23/05
Ravenstone Commons Shopping Center	Durham, North Carolina	60	03/22/05
Pinecrest Plaza	Pinehurst, North Carolina	250	04/06/05
Thompson Bridge Commons	Gainesville, Georgia	78	04/26/05
Best in the West Shopping Center	Las Vegas, Nevada	437	04/28/05
Lake Washington Crossing	Melbourne, Florida	30	05/20/05
Marshall’s Plaza	Modesto, California	79	05/31/05
Bull City Market	Durham, North Carolina	43	06/09/05
Johnston Road Plaza	Charlotte, North Carolina	80	06/09/05
Steele Creek Crossing	Charlotte, North Carolina	77	06/09/05
Freeport Business Center	Stafford, Texas	251	07/22/05
Thompson Bridge Commons (Outparcel)	Gainesville, Georgia	0	07/28/05
Millpond Center	Lexington, Kentucky	117	07/28/05
Central Plano Business Park	Plano, Texas	138	09/28/05
Whitehall Commons Shopping Center	Charlotte, North Carolina	33	10/06/05
ISOM Business Park	San Antonio, Texas	175	10/24/05
Commons at Dexter Lake Phase II	Memphis, Tennessee	62	11/09/05
Tampa East Industrial Portfolio	Tampa, Florida	513	11/21/05
North Oaks Center	Houston, Texas	100	12/21/05
Uintah Gardens Shopping Center	Colorado Springs, Colorado	212	12/22/05
Chatham Crossing Shopping Center	Chapel Hill, North Carolina	24	12/22/05
1625 Diplomat Drive Industrial Center	Carrolton, Texas	106	12/22/05
Southpoint I & II Industrial Center	Memphis, Tennessee	571	12/30/05

Total		3,871		$ 358,990

New Development Summary
		Total Square Feet
		of Building Area		Spent		Spent	Estimated
			WRI’s	Thru	Spent	Inception	Final
Center Name	Location	Total	Share	12/31/2004	2005	To Date	Investment	Anchor

Developments Completed in 2005:
Laveen Village Marketplace	Laveen, Arizona	112	40	$ 4,618	$ 1,363	$ 5,981	$ 6,579	Fry’s
Heritage Station	Wake Forest, North Carolina	69	17	1,410	30	1,440	1,625	Harris Teeter
Alpine Valley Center	Salt Lake City, Utah	225	31	2,889	658	3,547	4,259	Target
Total 3 Properties Completed		406	88	$ 8,917	$ 2,051	$ 10,968	$ 12,463

Currently Under Development:

Developments Commenced Prior to 2005
Waterford Village	Leland, North Carolina	100	75	$ 4,437	$ 522	$ 4,959	$ 11,829	Harris Teeter
Glenwood Meadows	Glenwood Springs, Colorado	403	114	2,468	7,116	9,584	11,260	Target
Sub-total of 2 Properties Commenced Prior to 2005		503	189	$ 6,905	$ 7,638	$ 14,543	$ 23,089

Developments Commenced During 2005
Starr Plaza	Rio Grande City, Texas	180	90	0	$ 5,923	$ 5,923	$ 10,159	H-E-B
Town Center at Timber Springs	Orlando, Florida	75	35	0	3,059	3,059	6,852	Wal-Mart
Rock Prairie Marketplace	College Station, Texas	562	207	0	137	137	24,122	Wal-Mart
River Pointe Apartments II	Conroe, Texas	217	217	0	101	101	14,756	N/A
Sharyland Towne Crossing	Mission, Texas	490	179	0	6,941	6,941	23,379	Target/HEB
North Sharyland Crossing	Mission, Texas	306	72	0	3,568	3,568	9,591	Lowe’s
Phillips Landing	Orlando, Florida	286	66	0	3,147	3,147	14,065	Wal-Mart
Village at Liberty Lake	Liberty Lake, Washington	159	13	0	606	606	2,432	Home Depot
Sub-total 8 Development Property Commenced During 2005		2,275	879	0	23,482	23,482	105,356
Total 10 Properties Under Development		2,778	1,068	6,905	31,120	38,025	128,445

Total New Development		3,184	1,156	$ 15,822	$ 33,171	$ 48,993	$ 140,908

Weingarten Realty Investors Property Information (continued) (in thousands at prorata share, except percentage)

Property Investment Summary
		New	Major	All
	Acquisitions	Development	Repairs	Other	Total

Year Ended 12/31/2005	$358,990	$33,171	$12,858	$36,791	$441,810
Year Ended 12/31/2004	511,245	37,836	12,265	41,983	603,329
Year Ended 12/31/2003	413,796	64,011	11,754	39,062	528,623
Year Ended 12/31/2002	247,678	70,325	7,800	27,184	352,987
Year Ended 12/31/2001	518,557	88,372	7,515	18,498	632,942

Disposition Summary
		Sq. Ft.	Date	Sales
Center	City/State	of Bldg. Area	Sold	Proceeds

Bellfort Shopping Center	Houston, Texas	48	01/05/05
Mainland Mall	Texas City, Texas	69	03/04/05
Caprock Shopping Center-M. Ward's Building	Lubbock, Texas	113	03/18/05
East Sahara Service Center	Las Vegas, Nevada	66	03/24/05
University Place *	Shreveport, Louisiana	161	04/15/05
River Marketplace *	Lafayette, Louisiana	134	04/15/05
Walnut Creek Office Park	Austin, Texas	34	04/15/05
Bingle Shopping Center	Houston, Texas	46	05/05/05
McDermott Commons Shopping Center	Allen, Texas	56	05/23/05
Cypress Village	Cypress, Texas	25	06/01/05
Murphy Crossing Shopping Center	Murphy, Texas	46	06/22/05
Williams Trace Shopping Center	Sugarland, Texas	263	07/01/05
Coronado Shopping Center	El Paso, Texas	127	09/29/05
West Junction Shopping Center	Houston, Texas	67	12/15/05
Broadway Shopping Center	Little Rock, Arkansas	16	12/15/05
Porterwood Shopping Center	Houston, Texas	99	12/16/05
DFW-Port America Place	Grapevine, Texas	46	12/23/05
Southgate Shopping Center	Shreveport, Louisiana	73	12/29/05
Southaven Commons	Southaven, Mississippi	117	12/29/05

		1,606		$190,637

Note:	* Reflects sale of 80% interest in each center.

Occupancy
	December 31,	September 30,	June 30,	March 31,	December 31,
	2005	2005	2005	2005	2004

Shopping Center Portfolio	94.6%	94.9%	94.8%	95.1%	94.8%
Industrial Portfolio	93.1%	93.8%	91.9%	89.5%	92.6%
Total Portfolio	94.2%	94.7%	94.2%	93.9%	94.3%

Note:	A space is considered occupied upon execution of a lease agreement.

Weingarten Realty Investors Total Operating Income at Prorata Share by Geographic Region (1) (in thousands, except percentages)

	Twelve Months Ended December 31,
	2005	%	2004	%	2003	%	2002	%	2001	%

Western Region
California	$36,748	14.0%	$32,208	14.0%	$26,194	13.3%	$22,139	12.7%	$17,149	11.8%
Nevada	17,263	6.6%	13,447	5.8%	12,132	6.2%	12,504	7.2%	10,898	7.5%
Arizona	10,456	4.0%	9,020	3.9%	8,492	4.3%	7,746	4.5%	7,155	4.9%
Colorado	6,942	2.7%	7,058	3.1%	4,351	2.2%	2,165	1.2%	1,781	1.2%
New Mexico	6,236	2.4%	5,012	2.2%	4,147	2.2%	3,993	2.3%	4,406	3.0%
Utah	2,014	0.7%	1,763	0.8%	0	0.0%	0	0.0%	0	0.0%
Total Western Region	79,659	30.4%	68,508	29.8%	55,316	28.2%	48,547	27.9%	41,389	28.4%

Central Region
Texas	94,745	36.2%	83,248	36.2%	83,749	42.6%	78,550	45.2%	76,904	52.8%
Louisiana	8,741	3.3%	12,024	5.2%	6,640	3.4%	5,204	3.0%	3,670	2.5%
Kansas	4,492	1.7%	4,969	2.2%	5,639	2.8%	5,533	3.2%	5,554	3.8%
Arkansas	3,970	1.5%	2,242	1.0%	1,439	0.8%	2,190	1.2%	2,348	1.6%
Illinois	2,256	0.9%	2,364	1.0%	1,502	0.8%	575	0.3%	661	0.5%
Missouri	1,986	0.8%	1,948	0.8%	1,967	1.0%	2,071	1.2%	1,980	1.4%
Oklahoma	1,712	0.7%	1,859	0.8%	1,852	0.9%	1,830	1.1%	1,614	1.1%
Total Central Region	117,902	45.1%	108,654	47.2%	102,788	52.3%	95,953	55.2%	92,731	63.7%

Eastern Region
Florida	34,040	13.0%	30,230	13.1%	23,814	12.1%	18,128	10.4%	8,056	5.6%
North Carolina	14,082	5.4%	11,040	4.8%	8,401	4.3%	6,256	3.6%	290	0.2%
Georgia	8,065	3.1%	5,870	2.6%	2,097	1.1%	445	0.3%	51	0.0%
Tennessee	4,135	1.6%	3,873	1.7%	3,588	1.8%	4,325	2.5%	2,924	2.0%
Kentucky	3,441	1.3%	1,507	0.7%	0	0.0%	0	0.0%	0	0.0%
Maine	357	0.1%	318	0.1%	409	0.2%	169	0.1%	188	0.1%
Total Eastern Region	64,120	24.5%	52,838	23.0%	38,309	19.5%	29,323	16.9%	11,509	7.9%

Total Operating Income	$261,681	100.0%	$230,000	100.0%	$196,413	100.0%	$173,823	100.0%	$145,629	100.0%

(1)
The Operating Income at Prorata Share includes the real estate operations of joint ventures at WRI’s ownership percentages ranging from 20% to 75% except for the operations of down-reit partnerships, which are included at 100% with the applicable minority interest.

Weingarten Realty Investors Property Information (continued)

Property Listing		Gross Leasable Area
		WRI		Others
Center and Location	Anchors	Owned		(O.B.O.)	Total

Houston and Harris County, Total		6,517,000		863,000	7,380,000
Alabama-Shepherd, S. Shepherd at W. Alabama	Bookstop, PetsMart	56,000		0	56,000
Bayshore Plaza, Spencer Hwy. at Burke Rd.	Fitness Connections (O.B.O.)	36,000		86,000	122,000
Bellaire Boulevard, Bellaire at S. Rice	Randall’s +	35,000		0	35,000
Braeswood Square, N. Braeswood at Chimney Rock	Belden’s +, Walgreen’s	103,000		0	103,000
Centre at Post Oak, Westheimer at Post Oak Blvd.	Marshall’s, Barnes & Noble, Old Navy, Grand Lux Café, Comp USA	184,000		0	184,000
Champions Village, F.M. 1960 at Champions Forest Dr.	Randall’s +, SteinMart, Palais Royal, Cost Plus, Barnes & Noble	408,000		0	408,000
Copperfield Village, Hwy. 6 at F.M. 529	Randall’s +, Ross Dress for Less	163,000		0	163,000
Crestview, Bissonnet at Wilcrest	Creative Connection	9,000		0	9,000
Crosby, F.M. 2100 at Kenning Road (61%)	Kroger +, Family Dollar	34,000	*	22,000	56,000
Cullen Place, Cullen at Reed	C&R Beauty Supply	7,000		0	7,000
Cullen Plaza, Cullen at Wilmington	Fiesta +, Family Dollar, Beauty Empire	85,000		0	85,000
Cypress Pointe, F.M. 1960 at Cypress Station	Kroger +, Office Max, Comp USA, Babies “R” Us	191,000		97,000	288,000
Eastpark, Mesa Rd. at Tidwell	CVS/pharmacy	113,000		0	113,000
Edgebrook, Edgebrook at Gulf Fwy.	Fiesta +, Bank One, Family Dollar	78,000		0	78,000
Fiesta Village, Quitman at Fulton	Fiesta +	30,000		0	30,000
Fondren Southwest Village, Fondren at W. Bellfort	Fiesta +, Palais Royal, Anna’s Linens, Dollar Tree, Citi Trends	269,000		0	269,000
Fondren/West Airport, Fondren at W. Airport	Ace Cash Express, $1.00 Store	62,000		0	62,000
Glenbrook Square, Telephone Road	Kroger +, Blockbuster	76,000		0	76,000
Griggs Road, Griggs at Cullen	Family Dollar, Modern City, Citi Trends	80,000		0	80,000
Harrisburg Plaza, Harrisburg at Wayside	Fallas Paredes	93,000		0	93,000
Heights Plaza, 20th St. at Yale	Kroger +, Walgreen’s	72,000		0	72,000
Humblewood Shopping Plaza, Eastex Fwy. at F.M. 1960	Kroger +,Conn’s, Walgreen’s	180,000		99,000	279,000
I-45/Telephone Rd. Center, I-45 at Maxwell Street	Seller Bros. +, Dollar Tree, Best Price, FAMSA	164,000		0	164,000
Jacinto City, Market at Baca	Seller Bros. +, CVS/pharmacy	25,000	*	25,000	50,000
Landmark, Gessner at Harwin	Family Dollar	56,000		0	56,000
Lawndale, Lawndale at 75th St.	Fiesta +, Family Dollar	53,000		0	53,000
Little York Plaza, Little York at E. Hardy	Seller Bros. +, Dollar General, American Way Thrift Stores	118,000		0	118,000
Lyons Avenue, Lyons at Shotwell	Fiesta +, Fallas Paredes	68,000		0	68,000
Market at Westchase, Westheimer at Wilcrest	Whole Foods Market +	87,000		0	87,000
Miracle Corners, S. Shaver at Southmore	Fallas Paredes, Family Thrift, Dollar General	86,000		0	86,000
Northbrook, Northwest Fwy. at W. 34th	Randall’s +, Office Depot, Citi Trends, Anna’s Linens, Dollar Tree	175,000		0	175,000
North Main Square, Pecore at N. Main	O’Reilly Autoparts	19,000		0	19,000
North Oaks, F.M. 1960 at Veterans Memorial	Target (O.B.O.), T.J. Maxx, Old Navy, Ross Dress for Less, Big Lots	425,000		0	425,000
North Triangle, I-45 at F.M. 1960	Steak & Ale, CiCi’s Pizza, James Coney Island	16,000		0	16,000
Northway, Northwest Fwy. at 34th	Conn’s, Academy, Office Max	209,000		0	209,000
Northwest Crossing, N.W. Fwy. at Hollister (75%)	Target (O.B.O.), Marshall’s, Babies “R” Us	138,000	*	162,000	300,000
Oak Forest, W. 43rd at Oak Forest	Kroger +, Palais Royal, Dollar Tree	164,000		0	164,000
Orchard Green, Gulfton at Renwick	Seller Bros. +, Family Dollar	74,000		0	74,000
Randall’s/Cypress Station, F.M. 1960 at I-45	David’s Bridal	141,000		0	141,000
Randall’s/Kings Crossing, Kingwood Dr. at Lake Houston Pkwy.	Randall’s +, CVS/pharmacy	128,000		0	128,000
Randall’s/Norchester, Grant at Jones	Randall’s +	108,000		0	108,000
Richmond Square, Richmond Ave. at W. Loop 610	Best Buy (O.B.O.), Cost Plus	33,000		58,000	91,000
River Oaks, East, W. Gray at Woodhead	Kroger +	71,000		0	71,000
River Oaks, West, W. Gray at S. Shepherd	Talbot’s, JoS. A. Bank, Ann Taylor, Gap	235,000		0	235,000
Sheldon Forest, North, I-10 at Sheldon	Family Dollar	22,000		0	22,000
Sheldon Forest, South, I-10 at Sheldon	Gerland’s +, Burke’s Outlet	38,000	*	38,000	76,000
Shops at Three Corners, S. Main at Old Spanish Trail (70%)	Fiesta +, Office Depot, Big Lots, PetsMart, Ross Dress for Less, Anna’s Linens	176,000	*	76,000	252,000
Southgate, W. Fuqua at Hiram Clark	Food-A-Rama +, Palais Royal, CVS/pharmacy	125,000		0	125,000
Spring Plaza, Hammerly at Campbell	Seller Bros. +, Family Dollar	56,000		0	56,000
Steeplechase, Jones Rd. at F.M. 1960	Target (O.B.O.), Palais Royal, 99 Cents Only	193,000		100,000	293,000
Stella Link, Stella Link at S. Braeswood	Seller Bros.+, Spec’s Liquor Warehouse, Burke’s Outlet	68,000		0	68,000
Studemont, Studewood at E. 14th St	Fiesta +	28,000		0	28,000
Ten Blalock Square, I-10 at Blalock	Fiesta +	97,000		0	97,000
10/Federal, I-10 at Federal	Citi Trends, Palais Royal, Seller Bros. +	132,000		0	132,000
The Village Arcade, University at Kirby	Gap, Talbot’s, Baby Gap, Old Navy	191,000		0	191,000
Westbury Triangle, Chimney Rock at W. Bellfort	99 Cents Only, CVS/pharmacy	67,000		0	67,000

		Gross Leasable Area
		WRI		Others
Center and Location	Anchors	Owned		(O.B.O.)	Total

Houston and Harris County, (Cont’d)

Westchase, Westheimer at Wilcrest	Ross Dress for Less, Randall’s +, Golfsmith, Palais Royal, Target (O.B.O.), Old Navy	236,000		100,000	336,000
Westhill Village, Westheimer at Hillcroft	Ross Dress for Less, Office Depot, 99 Cents Only, Anna’s Linens	131,000		0	131,000

Texas (Excluding Houston & Harris Co.), Total		7,945,000		2,576,000	10,521,000
Bell Plaza, 45th Ave. at Bell St., Amarillo	United Supermarket +, Dollar Tree	129,000		0	129,000
Coronado, S.W. 34th St. at Wimberly Dr., Amarillo	Blockbuster	49,000		0	49,000
Grand Plaza, Interstate Hwy 40 at Grand Ave., Amarillo	United Supermarket +, Big Lots, Beall’s	157,000		0	157,000
Puckett Plaza, Bell Road, Amarillo	Huneke Furniture, CVS/Pharmacy	133,000		0	133,000
Spanish Crossroads, Bell St. at Atkinsen St., Amarillo	Big Lots, Dollar General	74,000		0	74,000
Wolflin Village, Wolflin Ave. at Georgia St., Amarillo	Hastings, Talbot’s, Office Depot	193,000		0	193,000
Brodie Oaks, South Lamar Blvd. at Loop 360, Austin	Mervyn’s (O.B.O.), Toys “R” Us (O.B.O.), Sun Harvest Foods +, Neiman Marcus Last Call	245,000		109,000	354,000
Southridge Plaza, William Cannon Dr. at S. 1st St., Austin	H. E. B. +, Dollar Tree	143,000		0	143,000
Calder, Calder at 24th St., Beaumont	Hair Cartel	34,000		0	34,000
North Park Plaza, Eastex Fwy. at Dowlen, Beaumont	Target (O.B.O.), Anna’s Linens, Spec’s Liquor Warehouse, David’s Bridal, Toys “R” Us (O.B.O.)	70,000	*	168,000	238,000
Phelan West, Phelan at 23rd St., Beaumont (67%)	Kroger + (O.B.O.)	16,000	*	67,000	83,000
Phelan, Phelan at 23rd St, Beaumont	None	12,000		0	12,000
Southgate, Calder Ave. at 6th St., Beaumont	Dollar General	34,000		0	34,000
Westmont, Dowlen at Phelan, Beaumont	CVS/pharmacy, Talbot’s, Ashley Furniture	98,000		0	98,000
Lone Star Pavilions, Texas at Lincoln Ave., College Station	Best Buy, Office Depot, Barnes & Noble	107,000		0	107,000
Rock Prairie Marketplace, Rock Prairie Rd. at Hwy. 6, College Station	Vacant	0	#	0	0
Montgomery Plaza, Loop 336 West at I-45, Conroe	Academy, Conn’s, Goody’s, 99 Cents Only, Spec’s Liquor Warehouse, Petco	317,000		0	317,000
River Pointe, I-45 at Loop 336, Conroe	Kroger + (O.B.O)	46,000		145,000	191,000
Moore Plaza, S. Padre Island Dr. at Staples, Corpus Christi	Office Depot, Marshall’s, H. E. B. + (O.B.O), Target (O.B.O.), Circuit City, Old Navy, Linen’s N Things	373,000		162,000	535,000
Portairs, Ayers St. at Horne Rd., Corpus Christi	CVS /pharmacy, Family Dollar, Beall’s	118,000		0	118,000
Shoppes at Deer Creek, FM 731 at FM 1137, Crowley	Albertsons + (O.B.O.)	22,000		52,000	74,000
Dickinson, I-45 at F.M. 517, Dickinson (72%)	Kroger +	63,000	*	24,000	87,000
Golden Beach Market Place, Golden Triangle Blvd. at N. Beach St., Ft. Worth	Albertsons + (O.B.O.)	31,000		52,000	83,000
Overton Park Plaza, SW Loop 820/Interstate 20 at South Hulen St., Ft. Worth	Sports Authority, Circuit City, PetsMart, Office Depot, T.J. Maxx, Albertsons +, Home Depot (O.B.O.), Anna’s Linens, Ashley Furniture	353,000		110,000	463,000
Southcliff, I-20 at Grandbury Rd., Ft. Worth	Jo-Ann’s Fabrics	116,000		0	116,000
Broadway, Broadway at 59th St., Galveston	Big Lots, Family Dollar	76,000		0	76,000
Galveston Place, Central City Blvd. at 61st St., Galveston	Randall’s +, Office Depot, Hastings, Palais Royal	210,000		0	210,000
Food King Place, 25th St. at Avenue P, Galveston	Arlan’s +	28,000		0	28,000
Killeen Marketplace, 3200 E. Central Texas Expressway, Killeen	Best Buy, Ross Dress for Less, Staples, Home Depot (O.B.O.)	115,000		136,000	251,000
Cedar Bayou, Bayou Rd., La Marque	Dollar General	15,000		31,000	46,000
North Creek Plaza, Del Mar Blvd. at Hwy. I-35, Laredo	Old Navy, Bed Bath & Beyond, Best Buy, Target (O.B.O.), H.E.B. + (O.B.O.), Marshall’s	245,000		206,000	451,000
Plantation Centre, Del Mar Blvd. at McPherson Rd., Laredo	H.E.B. +, Blockbuster	135,000		0	135,000
League City Plaza, I-45 at F.M. 518, League City	Kroger +, Spec’s Liquor Warehouse	126,000		0	126,000
Caprock Center, 50th at Boston Ave., Lubbock	Dunlap’s, Beall’s, Dollar Tree, Ross Dress for Less	262,000		0	262,000
Central Plaza, Loop 289 at Slide Rd., Lubbock	Bed Bath & Beyond, Old Navy, Staples	152,000		0	152,000
Northtown Plaza, 1st St. at University Plaza, Lubbock	United Supermarket +, Family Dollar	74,000		0	74,000
Town & Country, 4th St. at University, Lubbock	Hasting’s Records & Books	50,000		0	50,000
Angelina Village, Hwy. 59 at Loop 287, Lufkin	Randall’s +, Kmart, Clark’s, Ashley Furniture	257,000		0	257,000
Independence Plaza, Town East Blvd., Mesquite	Sack & Save +, Babies “R” Us	179,000		0	179,000
H.E.B. Center, S. 10th St. at Houston St., McAllen	H.E.B. +	52,000	*	52,000	104,000
Las Tiendas Plaza, Expressway 83 at McColl Rd., McAllen	Target (O.B.O.), Mervyn’s (O.B.O.), Academy, Conn’s, Ross Dress for Less, Marshall’s, Office Depot	144,000	*	386,000	530,000
Northcross, N. 10th St. at Nolana Loop, McAllen	Barnes & Noble, Blockbuster	38,000	*	38,000	76,000
Old Navy Building, 1815 10th Street, McAllen	Old Navy	8,000	*	7,000	15,000
McKinney Centre, US Hwy. 380 at U.S. Hwy. 75, McKinney	Albertsons + (O.B.O.), Target (O.B.O.)	7,000		154,000	161,000
Sharyland Towne Crossing, Shary Rd. at Hwy. 83, Mission	Vacant	0	#	0	0
North Sharyland Crossing, Shary Rd. at North Hwy. 83, Mission	Vacant	0	#	0	0
Custer Park, SWC Custer Road at Parker Road, Plano	Kroger + (O.B.O), Dollar General	116,000		65,000	181,000
Pitman Corners, Custer Road at West 15th, Plano	Albertsons +	190,000		0	190,000
Gillham Circle, Gillham Circle at Thomas, Port Arthur	Family Dollar	33,000		0	33,000
Village, 9th Ave. at 25th St., Port Arthur	Vacant	52,000		0	52,000
Starr Plaza, U.S. Hwy. 83 at Bridge St., Rio Grande City (45%)	H.E.B.+, Beall’s	32,000	*	32,000	64,000

		Gross Leasable Area
		WRI		Others
Center and Location	Anchors	Owned		(O.B.O.)	Total

Texas (Excluding Houston & Harris Co.), (Cont’d)

Rockwall, I-30 at Market Center Street, Rockwall	Office Max, Petco, Pier 1, Ross Dress for Less, Old Navy, Linens ‘N Things, Michael’s	209,000		0	209,000
Plaza, Ave. H at Eighth Street, Rosenberg	Burke’s Outlet, 99 Cents Only	41,000	*	41,000	82,000
Rose-Rich, U.S. Hwy. 90A at Lane Dr., Rosenberg	Family Dollar, Palais Royal	104,000		0	104,000
Round Rock Towne Ctr., Gattis School Rd. at A. W. Grimes Blvd., Round Rock	Randall’s + (O.B.O.)	28,000		59,000	87,000
Lake Pointe Market Center, Dalrock Rd. at Lakeview Pkwy., Rowlett	Tom Thumb + (O.B.O.), Walgreen’s (O.B.O.)	40,000		81,000	121,000
Boswell Towne Center, Highway 287 at Bailey Boswell Rd., Saginaw	Albertsons + (O.B.O)	26,000		62,000	88,000
Fiesta Trails, I-10 at DeZavala Rd., San Antonio	H. E. B. + (O.B.O), Target (O.B.O.), Barnes & Noble, Cost Plus, Regal Cinema, Marshall’s, Office Max, SteinMart, Petco, Anna’s Linens	312,000		176,000	488,000
Oak Park Village, Nacogdoches at New Braunfels, San Antonio	H. E. B. +	65,000		0	65,000
Parliament Square, W. Ave. at Blanco, San Antonio	Spectrum	120,000		0	120,000
Thousand Oaks, Thousand Oaks Dr. at Jones Maltsberger Rd., San Antonio	H. E. B. +, Beall’s, Tuesday Morning	163,000		0	163,000
Valley View, West Ave. at Blanco Rd., San Antonio	Marshall’s, Blockbuster, Dollar Tree	90,000		0	90,000
First Colony Commons, Hwy. 59 at Williams Trace Blvd., Sugar Land	Babies “R” Us, Conn’s, Michael’s, Office Depot, Home Depot	410,000		0	410,000
Market at Town Center, Town Center Blvd., Sugar Land	Old Navy, Barnes & Noble, Marshall’s, Linens ‘N Things, DSW Shoe Warehouse, Ross Dress for Less, Lane Furniture	345,000		0	345,000
New Boston Road, New Boston at Summerhill, Texarkana	Rehkopf’s Grocery +, CVS/pharmacy, Salvation Army	97,000		0	97,000
Island Market Place, 6th St. at 9th Ave., Texas City	Food King +	27,000		0	27,000
Palmer Plaza, F.M. 1764 at 34th St., Texas City	Randall’s +, Big Lots (O.B.O.)	97,000		100,000	197,000
Broadway, S. Broadway at W. 9th St., Tyler	SteinMart	60,000		0	60,000
Crossroads, I-10 at N. Main, Vidor	Market Basket +, Beall’s, Baskin’s, Burke’s Outlet	116,000		0	116,000
Watauga Towne Center, Hwy. 377 at Bursey Rd., Watauga	Albertsons + (O.B.O.)	66,000		61,000	127,000

Florida, Total		3,921,000		688,000	4,609,000
Boca Lyons, Glades Rd. at Lyons Rd., Boca Raton	Ross Dress for Less, Ethan Allen	117,000		0	117,000
Sunset 19, US Hwy. 19 at Sunset Pointe Rd., Clearwater	Publix +, Bed Bath & Beyond, Staples, Comp USA, Barnes & Noble, Sports Authority, Old Navy	273,000		0	273,000
Embassy Lakes, Sheraton St. at Hiatus Rd., Cooper City	Winn Dixie +, Walgreen’s, Tuesday Morning	132,000		48,000	180,000
Hollywood Hills Plaza, Hollywood Blvd. at North Park Rd., Hollywood	Publix +, Target, CVS/pharmacy	365,000		0	365,000
Argyle Village, Blanding at Argyle Forest Blvd., Jacksonville	Bed Bath & Beyond, Publix +, T.J. Maxx, Babies “R” Us, Jo-Ann’s Fabrics	305,000		0	305,000
T.J. Maxx Plaza, 117th Avenue at Sunset Blvd., Kendall	T.J. Maxx, Winn Dixie +	162,000		0	162,000
Largo Mall, Ulmerton Rd. at Seminole Ave., Largo	Beall’s Department Stores, Marshall’s, PetsMart, Bed Bath & Beyond, Staples, Michael’s, Target (O.B.O.), Albertsons + (O.B.O.)	378,000		198,000	576,000
Lake Washington Crossing, Wickham Rd. at Lake Washington Rd., Melbourne (25%)	Publix +, Beall’s Outlet Stores	30,000	*	89,000	119,000
Lake Washington Square, Wickham Rd. at Lake Washington Rd., Melbourne	Albertsons +	112,000		0	112,000
Tamiami Trail Shops, S.W. 8th St. at S.W. 137th Ave., Miami	Publix +, CVS/pharmacy	111,000		0	111,000
Northridge, E. Commercial Blvd. at Dixie Hwy., Oakland Park	Publix +, Petco, Ross Dress for Less	234,000		0	234,000
Colonial Plaza, E. Colonial Dr. at Primrose Dr., Orlando	Staples, Circuit City, Ross Dress for Less, Linens ‘N Things, Babies “R” Us, Marshall’s, Old Navy, SteinMart, Barnes & Noble, Petco	488,000		0	488,000
Market at Southside, Michigan Ave. at Delaney Ave., Orlando	Ross Dress for Less, Beall’s Outlet Stores, Dollar Tree, Albertsons + (O.B.O.)	97,000		65,000	162,000
Phillips Landing, Turkey Lake Rd., Orlando	Vacant	0	#	0	0
Town Center at Timber Springs, Timber Springs Blvd. at Avalon Blvd., Orlando	Wal-Mart Neighborhood Market + (O.B.O.)	0	#	0	0
Westland Terrace Plaza, SR 50 at Apopka Vineland Rd., Orlando	T.J. Maxx, Petco, Shoe Carnival, Super Target + (O.B.O.)	68,000		183,000	251,000
University Palms, Alafaya Trail at McCullough Rd., Oviedo	Publix +, Blockbuster	99,000		0	99,000
Flamingo Pines, Pines Blvd. at Flamingo Rd., Pembroke Pines	Publix +, U.S. Post Office, Keiser College	257,000		105,000	362,000
Pembroke Commons, University at Pines Blvd., Pembroke Pines	Publix +, Marshall’s, Office Depot, LA Fitness	316,000		0	316,000
Publix at Laguna Isles, Sheridan St. at SW 196th Ave., Pembroke Pines	Publix +	69,000		0	69,000
Vizcaya Square, Nob Hill Rd. at Cleary Blvd., Plantation	Winn Dixie +	108,000		0	108,000
Venice Pines Plaza, Center Rd. at Jacaranda Blvd., Venice	Kash N Karry +	97,000		0	97,000
Winter Park Corners, Aloma Ave. at Lakemont Ave., Winter Park	Whole Foods Market +, Outback Steakhouse	103,000		0	103,000

California, Total		3,307,000		452,000	3,759,000
Centerwood Plaza, Lakewood Blvd. at Alondra Dr., Bellflower	Bestway Supermarket +	71,000		0	71,000

		Gross Leasable Area
		WRI		Others
Center and Location	Anchors	Owned		(O.B.O.)	Total

California, (Cont’d.)

Southampton Center, IH-780 at Southampton Rd., Benecia	Raley’s +	162,000		0	162,000
580 Marketplace, E. Castro Valley at Hwy. I-580, Castro Valley	P. W. Supermarkets +	100,000		0	100,000
Chino Hills Marketplace, Chino Hills Pkwy. at Pipeline Ave., Chino Hills	Rite Aid, Von’s +, 24 Hour Fitness, Dollar Tree	320,000		0	320,000
Buena Vista Marketplace, Huntington Dr. at Buena Vista St., Duarte	Ralphs +	91,000		0	91,000
El Camino Promenade, El Camino Real at Via Molena, Encinitas	T.J. Maxx, AMC Theater, Beverages & More	111,000		0	111,000
Fremont Gateway Plaza, Paseo Padre Pkwy. at Walnut Ave., Fremont	Raley’s +, NAZ Cinema, 24 Hour Fitness	195,000		0	195,000
Hallmark Town Center, W. Cleveland Ave. at Stephanie Ln., Madera	Food 4 Less + , Bally’s	85,000		0	85,000
Menifee Town Center, Antelope Rd. at Newport Rd., Menifee	Ralphs +, Target (O.B.O.), Ross Dress for Less	124,000		124,000	248,000
Marshall’s Plaza, McHenry at Sylvan Ave., Modesto	Marshall’s, Dress Barn	79,000		0	79,000
Prospectors Plaza, Missouri Flat Rd. at US Hwy. 50, Placerville	Albertsons +, Kmart, Long’s Drug Store	228,000		0	228,000
Shasta Crossroads, Churn Creek Rd. at Dana Dr., Redding	Food Maxx +, Target (O.B.O.)	121,000		131,000	252,000
Ralphs Redondo, Hawthorne Blvd. at 182nd St., Redondo Beach	Ralphs +	67,000		0	67,000
Arcade Square, Watt Ave. at Whitney Ave., Sacramento	Grocery Outlet +, Hollywood Video	76,000		0	76,000
Discovery Plaza, W. El Camino Ave. at Truxel Rd., Sacramento	Bel Air Market +	93,000		0	93,000
Summerhill Plaza, Antelope Rd. at Lichen Dr., Sacramento	Raley’s +	134,000		0	134,000
Silver Creek Plaza, E. Capital Expressway at Silver Creek Blvd., San Jose	Safeway +, Walgreen’s, Orchard Supply (O.B.O.)	131,000		65,000	196,000
Greenhouse Marketplace, Lewelling Blvd. at Washington Ave., San Leandro	Safeway + (O.B.O.), Longs Drug Stores (O.B.O.), Big Lots, 99 Cents Only, Factory 2 U	151,000		87,000	238,000
Rancho San Marcos Village, San Marcos Blvd. at Rancho Santa Fe Rd., San Marcos	Von’s + , 24 Hour Fitness	121,000		0	121,000
San Marcos Plaza, San Marcos Blvd. at Rancho Santa Fe Rd., San Marcos	Albertsons + (O.B.O.)	36,000		45,000	81,000
Stony Point Plaza, Stony Point Rd. at Hwy. 12, Santa Rosa	Food Maxx +, Wal-Mart	199,000		0	199,000
Sunset Center, Sunset Ave. at State Hwy. 12, Suisun City	Albertsons +, Rite Aid	85,000		0	85,000
Creekside Center, Alamo Dr. at Nut Creek Rd., Vacaville	Raley’s +	116,000		0	116,000
Westminster Center, Westminster Blvd. at Golden West St., Westminster	Albertsons +, Home Depot, Edward’s Cinema, Rite Aid, Petco	411,000		0	411,000

Louisiana, Total		1,804,000		1,262,000	3,066,000
Siegen Plaza, Siegen Lane at Honore Lane, Baton Rouge	Super Target + (O.B.O.), Ross Dress for Less, Conn’s, Petco	163,000		194,000	357,000
Park Terrace, U.S. Hwy. 171 at Parish, DeRidder	Stage, JC Penney	137,000		0	137,000
Town & Country Plaza, U.S. Hwy. 190 West, Hammond	Winn Dixie +, Office Depot, CVS/pharmacy, Goody’s	227,000		0	227,000
Manhattan Place, Manhattan Blvd. at Gretna Blvd., Harvey	Target (O.B.O.), Ross Dress for Less, Stage	133,000		125,000	258,000
Ambassador Plaza, Ambassador Caffery at W. Congress, Lafayette	Albertsons + (O.B.O.), Blockbuster	29,000		73,000	102,000
River Marketplace, Ambassador Caffery at Kaliste Saloom, Lafayette (20%)	Ross Dress for Less, Stage, Cost Plus, Super Target + (O.B.O.), Books A Million	34,000	*	307,000	341,000
Westwood Village, W. Congress at Bertrand, Lafayette	Stage, Graham Central Station, Blockbuster	141,000		0	141,000
Conn’s Building, Ryan at 17th St., Lake Charles	Planet Pets	23,000		0	23,000
14/Park Plaza, Hwy. 14 at General Doolittle, Lake Charles	Kroger +, Stage, Conn’s	207,000		0	207,000
Kmart Plaza, Ryan St., Lake Charles	Albertsons +, Kmart, Stage	105,000	*	105,000	210,000
Prien Lake Plaza, Prien Lake Rd. at Nelson Rd., Lake Charles	Target (O.B.O.), Marshall’s, Ross Dress for Less, Bed Bath & Beyond	131,000		125,000	256,000
Southgate, Ryan at Eddy, Lake Charles	Market Basket +, Office Depot, SteinMart, Books A Million	171,000		0	171,000
Orleans Station, Paris, Robert E. Lee at Chatham, New Orleans	Exxon	5,000		0	5,000
Danville Plaza, Louisville at 19th, Monroe	County Market +, Citi Trends, Surplus Warehouse	144,000		0	144,000
University Place, 70th St. at Youree Dr., Shreveport (20%)	Super Target + (O.B.O.), Best Buy, T.J. Maxx, CVS/pharmacy, Bed Bath & Beyond	41,000	*	333,000	374,000
Westwood, Jewella at Greenwood, Shreveport	Super 1 Grocery +, Citi Trends	113,000		0	113,000

Nevada, Total		2,413,000		747,000	3,160,000
Eastern Horizon, Eastern Ave. at Horizon Ridge Pkwy., Henderson	Kmart + (O.B.O.)	67,000		144,000	211,000
Best in the West Shopping Center, Rainbow at Lake Mead Rd., Las Vegas	Best Buy, Borders, Bed Bath & Beyond, Babies ‘R’ Us, DSW Shoes, Office Depot, Old Navy, PetsMart, Jo-Ann Stores	437,000		0	437,000
Francisco Centre, E. Desert Inn Rd. at S. Eastern Ave., Las Vegas	Ross Dress for Less (O.B.O.), Sav-On Drug	116,000		32,000	148,000
Mission Center, Flamingo Rd. at Maryland Pkwy, Las Vegas	Sav-On Drug (O.B.O.), Albertsons + (O.B.O.), Toys “R” Us, T.J. Maxx	152,000		55,000	207,000
Paradise Marketplace, Flamingo Rd. at Sandhill, Las Vegas	Smith’s Food +, Dollar Tree	149,000		0	149,000
Rainbow Plaza, Rainbow Blvd. at Charleston Blvd., Las Vegas	Albertsons +, JC Penney, Ultimate Electronics, Home Depot, 24 Hour Fitness	410,000		0	410,000
Rancho Towne & Country, Rancho Dr. at Charleston Blvd., Las Vegas	Smith’s Food +	87,000		0	87,000
Tropicana Beltway S. C., Tropicana Beltway at Fort Apache Rd., Las Vegas	Lowe’s (O.B.O.), Wal-Mart Supercenter + (O.B.O.), PetsMart, Office Depot, Ross Dress for Less, 99 Cent Only, Sports Authority	122,000	*	516,000	638,000
Tropicana Marketplace, Tropicana at Jones Blvd., Las Vegas	Smith’s Food +, Family Dollar	143,000		0	143,000

		Gross Leasable Area
		WRI		Others
Center and Location	Anchors	Owned		(O.B.O.)	Total

Nevada, (Cont’d)

Westland Fair, Charleston Blvd. At Decatur Blvd., Las Vegas	Wal-Mart Supercenter +, Lowe’s, PetsMart, Office Depot, Michaels	566,000		0	566,000
College Park, E. Lake Mead Blvd. at Civic Ctr. Dr., North Las Vegas	Albertsons +, Sav-On Drug	164,000		0	164,000

North Carolina, Total		2,380,000		608,000	2,988,000
Capital Square, Capital Blvd. at Huntleigh Dr., Cary	Food Lion +	157,000		0	157,000
Harrison Pointe Center, Harrison Ave. at Maynard Rd., Cary	Harris Teeter +, Staples	124,000		0	124,000
High House Crossing, NC Hwy 55 at Green Level W. Rd., Cary	Harris Teeter +	90,000		0	90,000
Northwoods Market, Maynard Rd. at Harrison Ave., Cary	Food Lion +	78,000		0	78,000
Parkway Pointe, Cory Parkway at S. R. 1011, Cary	Food Lion +, Eckerd’s	80,000		0	80,000
Chatham Crossing, US 15/501 at Plaza Dr., Chapel Hill (25%)	Lowes Food +, CVS/Pharmacy	24,000	*	72,000	96,000
Johnston Road Plaza, Johnston Rd. at McMullen Creek Pkwy., Charlotte	Food Lion+	80,000		0	80,000
Steele Creek Crossing, York Rd. at Steele Creek Rd., Charlotte	BI-LO +, Eckerd’s	77,000		0	77,000
Whitehall Commons, NWC of Hwy. 49 at I-485, Charlotte	Blockbuster, Wal-Mart Supercenter + (O.B.O.), Lowes (O.B.O.), BI-LO + (O.B.O.)	33,000		403,000	436,000
Bull City Market, Broad St. at West Main St., Durham	Whole Foods Market +	43,000		0	43,000
Durham Festival, Hillsborough Rd. at LaSalle St., Durham	Kroger +	134,000		0	134,000
Mineral Springs Village, Mineral Springs Rd. at Wake Forest Rd., Durham	Food Lion +, Eckerd’s	58,000		0	58,000
Ravenstone Commons, Hwy 98 at Sherron Rd., Durham	Food Lion +, Blockbuster	60,000		0	60,000
Waterford Village, US Hwy 17 & US Hwy 74/76, Leland (75%)	Harris Teeter +	0	# *	0	0
Pinecrest Plaza, Hwy. 15-501 at Morganton Rd., Pinehurst	Food Lion +, Michael’s, Goody’s, Belk’s	250,000		0	250,000
Avent Ferry, Avent Ferry Rd. at Gorman St., Raleigh	Food Lion +	117,000		0	117,000
Falls Pointe, Neuce Rd. at Durant Rd., Raleigh	Harris Teeter +, Kohl’s (O.B.O.)	103,000		86,000	189,000
Leesville Town Centre, Leesville Rd. at Leesville Church Rd., Raleigh	Harris Teeter +	114,000		0	114,000
Lynnwood Collection, Creedmoor Rd at Lynn Road, Raleigh	Kroger +	86,000		0	86,000
Six Forks Station, Six Forks Rd. at Strickland Rd., Raleigh	Kmart, Home Depot, Food Lion +, Bed Bath & Beyond	468,000		0	468,000
Stonehenge Market, Creedmoor Rd. at Bridgeport Dr., Raleigh	Harris Teeter +, SteinMart, Eckerd’s	188,000		0	188,000
Heritage Station, Forestville Rd. at Rogers Rd., Wake Forest (25%)	Harris Teeter +	16,000	*	47,000	63,000

Arizona, Total		1,396,000		766,000	2,162,000
Palmilla Center, Dysart Rd. at McDowell Rd., Avondale	Office Max, PetsMart, Dollar Tree, Fry’s Supermarket + (O.B.O.)	104,000		65,000	169,000
University Plaza, Plaza Way at Milton Rd., Flagstaff	PetsMart, Safeway +, Ross Dress for Less, Bed Bath & Beyond	162,000		0	162,000
Val Vista Towne Center, Warner at Val Vista Rd., Gilbert	Target (O.B.O.), Staples, Ross Dress for Less, Petco	93,000		123,000	216,000
Arrowhead Festival, 75th Ave. at W. Bell Rd., Glendale	Borders (O.B.O.), Sports Authority (O.B.O.), Toys “R” Us (O.B.O.), Bed Bath & Beyond (O.B.O.)	30,000		147,000	177,000
Fry’s Ellsworth Plaza, Broadway Rd. at Ellsworth Rd., Mesa	Fry’s Supermarket + (O.B.O.)	9,000		65,000	74,000
Monte Vista Village Center, Baseline Rd. at Ellsworth Rd., Mesa	Safeway + (O.B.O.)	40,000		58,000	98,000
Red Mountain Gateway, Power Rd. at McKellips Rd., Mesa	Target (O.B.O.), Bed Bath & Beyond, Famous Footwear	70,000		136,000	206,000
Camelback Village Square, Camelback at 7th Avenue, Phoenix	Fry’s Supermarket +, Target (O.B.O.), Office Max	135,000		100,000	235,000
Laveen Village Market, Baseline Rd. at 51st St., Phoenix	Fry’s Supermarket + (O.B.O.)	36,000		72,000	108,000
Rancho Encanto, 35th Avenue at Greenway Rd., Phoenix	Berean Christian Bookstore, Blockbuster	71,000		0	71,000
Squaw Peak Plaza, 16th Street at Glendale Ave., Phoenix	Basha’s +	61,000		0	61,000
Fountain Plaza, 77th St. at McDowell, Scottsdale	Fry’s Supermarket +, Dollar Tree	105,000		0	105,000
Basha Valley Plaza, S. McClintock at E. Southern, Tempe	Basha’s +	145,000		0	145,000
Broadway Marketplace, Broadway at Rural, Tempe	Office Max, Ace Hardware	83,000		0	83,000
Pueblo Anozira, McClintock Dr. at Guadalupe Rd., Tempe	Fry’s Food & Drug +, Petco, Dollar Tree	152,000		0	152,000
Desert Square Shopping Center, Golf Links at Kolb, Tucson	99 Cents Only	100,000		0	100,000

New Mexico, Total		1,182,000		397,000	1,579,000
Eastdale, Candelaria Rd. at Eubank Blvd., Albuquerque	Albertsons +, Family Dollar	118,000		0	118,000
North Towne Plaza, Academy Rd. at Wyoming Blvd., Albuquerque	Whole Foods Market +, Borders	103,000		0	103,000
Pavilions at San Mateo, I-40 at San Mateo, Albuquerque	Comp USA, Old Navy, Shoe Show, Circuit City, Linens ‘N Things	196,000		0	196,000
Plaza at Cottonwood, Coors Bypass Blvd. at Seven Bar Loop Rd., Albuquerque	Staples, PetsMart, Wal-Mart Supercenter +(O.B.O.), Home Depot (O.B.O.)	84,000		334,000	418,000
Valle del Sol, Isleta Blvd. at Rio Bravo, Albuquerque	Albertsons +, Walgreen’s	106,000		0	106,000
Wyoming Mall, Academy Rd. at Northeastern, Albuquerque	John Brooks Grocery +	326,000		0	326,000
DeVargas, N. Guadalupe at Paseo de Peralta, Santa Fe	Albertsons + (O.B.O.), Osco Drugs, Ross Dress for Less, Office Depot, Hastings, United Artists	249,000		63,000	312,000

Colorado, Total		1,228,000		1,646,000	2,874,000
Aurora City Place, E. Alameda at I225, Aurora	PetsMart, Sportsman Warehouse, Linens ‘N Things, Barnes & Noble, Comp USA, Ross Dress For Less, Super Target + (O.B.O.), Pier 1	173,000	*	355,000	528,000
Bridges at Smoky Hill, Smoky Hill Rd. at S. Picadilly St., Aurora	Rite Aid (O.B.O.)	10,000	*	49,000	59,000
Academy Place, Academy Blvd. at Union Blvd., Colorado Springs	Safeway + (O.B.O.), Ross Dress For Less (O.B.O.), Target (O.B.O.)	84,000		177,000	261,000

		Gross Leasable Area
		WRI		Others
Center and Location	Anchors	Owned		(O.B.O.)	Total

Colorado, (Cont’d)

Carefree, Academy Blvd. at N. Carefree Circle, Colorado Springs	Safeway +	127,000		0	127,000
Uintah Gardens, NEC 19th St. at West Uintah, Colorado Springs	King Sooper’s, Walgreens	212,000		0	212,000
Green Valley Ranch Towne Center, Tower Rd. at 48th Ave., Denver (37%)	King Sooper’s + (O.B.O.)	27,000	*	104,000	131,000
Lowry Town Center, 2nd Ave. at Lowry Ave., Denver	Albertsons + (O.B.O.)	39,000	*	92,000	131,000
Gold Creek Center, Hwy. 86 at Elizabeth St., Elizabeth	Safeway + (O.B.O.)	13,000	*	67,000	80,000
City Center Englewood, S. Santa Fe at Hampden Ave., Englewood	Wal-Mart (O.B.O.), Ross Dress for Less, Gart Sports, Office Depot, Bally Total Fitness, Petco	219,000		90,000	309,000
Glenwood Meadows, Midland Ave. at W. Meadows, Glenwood Springs (41%)	Target (O.B.O.), Pier 1, Gart Sports, Bed Bath & Beyond, Petco	92,000	*	258,000	350,000
University Park, Highlands Ranch at University Blvd., Highlands Ranch (40%)	Whole Foods Market +	35,000	*	53,000	88,000
Crossing at Stonegate, Jordon Rd. at Lincoln Ave., Parker (38%)	King Sooper’s +	45,000	*	75,000	120,000
Thorncreek Crossing, Washington St. at 120th St., Thornton	Target (O.B.O.), Barnes & Noble, Office Max, Michael’s, Pier 1, Cost Plus, Linens ‘N Things	106,000	*	280,000	386,000
Westminster Plaza, North Federal Blvd. at 72nd Ave., Westminster	Safeway +	46,000	*	46,000	92,000

Kansas, Total		784,000		46,000	830,000
West State Plaza, State Ave. at 78th St., Kansas City	Big Lots, Westlake Hardware, Dollar General	94,000		0	94,000
Regency Park, 93rd St. at Metcalf Ave., Overland Park	Marshall’s, Borders, Michael’s	202,000		46,000	248,000
Westbrooke Village, Quivira Rd. at 75th St., Shawnee	Dillon’s +, DSW Shoe Warehouse, K & G Menstore	237,000		0	237,000
Shawnee Village, Shawnee Mission Pkwy. at Quivera Rd., Shawnee	Vacant	135,000		0	135,000
Kohl’s, Wanamaker Rd. at S.W. 17th St., Topeka	Barnes & Noble, Kohl’s Department Store	116,000		0	116,000

Oklahoma, Total		654,000		48,000	702,000
Bryant Square, Bryant Ave. at 2nd St., Edmond	Bed Bath & Beyond, SteinMart, Ross Dress for Less	282,000		0	282,000
Market Boulevard, E. Reno Ave. at N. Douglas Ave., Midwest City	None	36,000		0	36,000
Town & Country, Reno Ave at North Air Depot, Midwest City	Office Depot, Big Lots, Westlake Hardware	138,000		0	138,000
Windsor Hills Center, Meridian at Windsor Place, Oklahoma City	Big Lots, Crest Foods + (O.B.O.)	198,000		48,000	246,000

Arkansas, Total		636,000		0	636,000
Evelyn Hills, College Ave. at Abshier, Fayetteville	Ozark Natural Foods +	128,000		0	128,000
Geyer Springs, Geyer Springs at Baseline, Little Rock	Budget Saver +, Citi Trends	153,000		0	153,000
Markham Square, W. Markham at John Barrow, Little Rock	Burlington Coat Factory	127,000		0	127,000
Markham West, 11400 W. Markham, Little Rock	Office Depot, Michael’s, SteinMart, Academy, Bassett Furniture, Dollar Tree	178,000		0	178,000
Westgate, Cantrell at Bryant, Little Rock	SteinMart	50,000		0	50,000

Tennessee, Total		576,000		0	576,000
Bartlett Towne Center, Bartlett Blvd. at Stage Rd., Bartlett	Kroger +, Petco, Dollar Tree, Shoe Carnival	179,000		0	179,000
Commons at Dexter Lake, Dexter at N. Germantown, Memphis	Kroger +, SteinMart, Marshall’s	229,000		0	229,000
Highland Square, Summer at Highland, Memphis	Walgreen’s	14,000		0	14,000
Summer Center, Summer Ave. at Waring Rd., Memphis	Kroger +	154,000		0	154,000

Missouri, Total		366,000		28,000	394,000
Ballwin Plaza, Manchester Rd. at Vlasis Dr., Ballwin	Schnucks +, Michael’s, Sears	203,000		0	203,000
Western Plaza, Hwy 141 at Hwy 30, Fenton	Big Lots	28,000	*	28,000	56,000
PineTree Plaza, U.S. Hwy. 50 at Hwy. 291, Lee’s Summit	Price Chopper +, Brook Mays Music Co.	135,000		0	135,000

Georgia, Total		774,000		174,000	948,000
Brookwood Square, East-West Connector at Austell Rd., Austell	Marshall’s, Staples, Home Depot	253,000		0	253,000
Thompson Bridge Commons, Thompson Bridge Rd. at Mt. Vernon Rd., Gainesville	Kroger +	78,000		0	78,000
Grayson Commons Shopping Center, Grayson Hwy at Rosebud Rd., Grayson	Kroger +	77,000		0	77,000
Village Shoppes of Sugarloaf, Sugarloaf Pkwy at Five Forks Trickum Rd., Lawrenceville	Publix +	148,000		0	148,000
Sandy Plains Exchange, Sandy Plains at Scufflegrit, Marietta	Publix +	73,000		0	73,000
Roswell Corners, Woodstock Rd. at Hardscrabble Rd., Roswell	Staples, T.J. Maxx, Super Target + (O.B.O.)	145,000		174,000	319,000

Utah, Total		292,000		341,000	633,000
Alpine Valley Center, Main St. at State St., American Fork (33%)	Target (O.B.O.), Old Navy, Pier 1, Dollar Tree	22,000	*	178,000	200,000
Taylorsville Town Center, West 4700 South at Redwood Rd., Taylorsville	Albertsons + (O.B.O.),Rite Aid	94,000		40,000	134,000
West Jordan Town Center, West 7000 South at S. Redwood Rd., West Jordan	Albertsons + , Office Depot, Target (O.B.O.), Petco, Party City	176,000		123,000	299,000

		Gross Leasable Area
		WRI		Others
Center and Location	Anchors	Owned		(O.B.O.)	Total

Illinois, Total		273,000		121,000	394,000
Lincoln Place Centre, Hwy. 59, Fairview Heights	Lowe’s (O.B.O.), Kohl’s Department Store	103,000		121,000	224,000
Lincoln Place II, Route 159 at Hwy. 50, Fairview Heights	Office Depot, Marshall’s, Old Navy, Linens ‘N Things	170,000		0	170,000

Maine, Total		154,000		51,000	205,000
The Promenade, Essex at Summit, Lewiston (75%)	Staples, Flagship Cinemas	154,000	*	51,000	205,000

Kentucky, Total		471,000		76,000	547,000
Millpond Center, Boston at Man O’War, Lexington	Kroger +, Gold’s Gym (O.B.O.)	117,000		27,000	144,000
Tates Creek, Tates Creek at Man O’ War, Lexington	Kroger +, Rite Aid , Do It Best Hardware	185,000		0	185,000
Festival at Jefferson Court, Outer Loop at Jefferson Blvd., Louisville	Kroger +, PetsMart (O.B.O.), Factory Card Outlet, Sofa Express, AJ Wright (O.B.O.)	169,000		49,000	218,000

Washington, Total		0		0	0
Village at Liberty Lake, E. Country Vista Dr. at N. Liberty Rd., Liberty Lake	Vacant	0	# *	0	0

INDUSTRIAL

Houston and Harris County, Total		3,296,000		1,916,000	5,212,000
Beltway 8 Business Park, Beltway 8 at Petersham Dr.	Nomadic Display, Terminix, Odwalla, Inc.	158,000		0	158,000
Blankenship Building, Kempwood Drive	Classic Printers	59,000		0	59,000
Brookhollow Business Center, Dacoma at Directors Row	Bristol Babcock, Harris County Appraisal District	133,000		0	133,000
Central Park Northwest VI, Central Pkwy. at Dacoma	Houston Metallurgical Lab, Inc.	175,000		0	175,000
Central Park Northwest VII, Central Pkwy. at Dacoma	Lucent Technologies, Inc.	103,000		0	103,000
Claywood Industrial Park, Clay at Hollister	Academy, Ltd.	330,000		0	330,000
Crosspoint Warehouse, Crosspoint	Foam Enterprises, LLC.	73,000		0	73,000
Jester Plaza, West T.C. Jester	Corporate Care of Houston, Milwaukee Electric Tool Corporation	101,000		0	101,000
Kempwood Industrial, Kempwood Dr. at Blankenship Dr.	Pioneer Contract Services	113,000		0	113,000
Kempwood Industrial, Kempwood Dr. at Blankenship Dr. (20%)	Pioneer Contract Services, Veritas	42,000	*	165,000	207,000
Lathrop Warehouse, Lathrop St. at Larimer St. (20%)	United D.C., Inc.	51,000	*	202,000	253,000
Nasa One Business Center, Nasa Road One at Hwy. 3	Brinks, Devoe Paint	112,000		0	112,000
Navigation Business Park, Navigation at N. York (20%)	Packwell Inc.	47,000	*	191,000	238,000
Northway Park II, Loop 610 East at Homestead (20%)	Jet Lube, Inc.	61,000	*	242,000	303,000
Railwood F, Market at U.S. 90 (20%)	Shell Oil Company	60,000	*	240,000	300,000
Railwood Industrial Park, Mesa at U.S. 90	Distribution International, Advo Systems, Global Stainless Supply, Inc., Houston Central Industries, Inc.	616,000		0	616,000
Railwood Industrial Park, Mesa at U.S. 90 (20%)	The Home Depot, Inc.	99,000	*	399,000	498,000
South Loop Business Park, S. Loop at Long Dr. (50%)	All Current Electric	46,000	*	46,000	92,000
Southport Business Park 5, South Loop 610	USF Surface Preparation	161,000		0	161,000
Southwest Park II, Rockley Road	Bioassay Laboratory, Inc.	68,000		0	68,000
Stonecrest Business Center, Wilcrest at Fallstone	Rentokil, Inc.	111,000		0	111,000
West-10 Business Center, Wirt Rd. at I-10	Aaron’s Office Furniture	129,000		0	129,000
West-10 Business Center II, Wirt Rd. at I-10	Summers Group, Inc.	83,000		0	83,000
Westgate Service Center, Park Row Drive at Whiteback Dr.	Mattress Expo, Solartron	119,000		0	119,000
West Loop Commerce Center, W. Loop N. at I-10	Inter-Tel Technologies	34,000		0	34,000
610 at 11th St. Warehouse, Loop 610 at 11th St.	Prefco Corp., Houston Central Industries, Inc.	105,000		0	105,000
610 at 11th St. Warehouse, Loop 610 at 11th St. (20%)	Iron Mountain, Stone Container	48,000	*	195,000	243,000
610/288 Business Park, Cannon Street (20%)	Houston Distribution Services	59,000	*	236,000	295,000

Texas (excluding Houston & Harris Co.), Total		3,261,000		0	3,261,000
Randol Mill Place, Randol Mill Road, Arlington	Premier Products	55,000		0	55,000
Braker 2 Business Center, Kramer Ln. at Metric Blvd., Austin	Digital Transaction Group, Inc.	27,000		0	27,000
Corporate Center I & II, Putnam Dr. at Research Blvd., Austin	Phoenix - Lamar Corp, Apria Healthcare, Inc.	117,000		0	117,000
Oak Hill Business Park, Industrial Oaks Blvd., Austin	Terracon, Inc., Nanocoolers, Inc.	90,000		0	90,000
Rutland 10 Business Center, Metric Blvd. At Centimeter Circle, Austin	Minimax, Media Event Concepts, Inc.	54,000		0	54,000
Southpark A,B,C., East St. Elmo Rd. at Woodward St., Austin	HJV Associates, Inc.	78,000		0	78,000
Southpoint Service Center, Burleson at Promontory Point Dr., Austin	K & S Interconnect	54,000		0	54,000
Wells Branch Corporate Center, Wells Branch Pkwy., Austin	Lifetouch Studios	59,000		0	59,000
1625 Diplomat Drive, SWC Diplomat Dr. at McDaniel Dr., Carrollton	Rooftop Systems, Inc.	106,000		0	106,000
Midway Business Center, Midway at Boyington, Carrollton	ProSource	141,000		0	141,000
Manana Office Center, I-35 at Manana, Dallas	Omega Environmental Technologies, Nordstrom, Inc.	223,000		0	223,000
Newkirk Service Center, Newkirk near N.W. Hwy., Dallas	Tri-Ed Distribution, Inc., Applied Industrial Technologies TX, L.P.	106,000		0	106,000
Northaven Business Center, Northaven Rd., Dallas	SESCO, Inc.	151,000		0	151,000
Northeast Crossing Off/Svc Ctr., East N.W. Hwy. at Shiloh, Dallas	Reunion Title, Manufactured Valve Products	79,000		0	79,000
Northwest Crossing Off/Svc Ctr., N.W. Hwy. at Walton Walker, Dallas	Corvette World	127,000		0	127,000
Redbird Distribution Center, Joseph Hardin Drive, Dallas	Reid Plastics, Inc. Texwood Industries, L.P.	111,000		0	111,000
Regal Distribution Center, Leston Avenue, Dallas	Document Management Systems, LTD, BKM Total Office of Texas, L.P.	203,000		0	203,000
Space Center Industrial Park, Pulaski St. at Irving Blvd., Dallas	Weir’s Furniture Village, Facility Interiors, Inc.	265,000		0	265,000

		Gross Leasable Area
		WRI	Others
Center and Location	Anchors	Owned	(O.B.O.)	Total

INDUSTRIAL, (Cont’d)

Texas (excluding Houston & Harris Co.), (Cont’d)

Walnut Trails Business Park, Walnut Hill Lane, Dallas	Flores Events	104,000	0	104,000
Central Plano Business Park, Klein Rd. at Plano Pkwy., Plano	Motion Dynamics, Inc.	138,000	0	138,000
Jupiter Service Center, Jupiter near Plano Pkwy., Plano	Interceramic Tile & Stone Gallery	78,000	0	78,000
Sherman Plaza Business Park, Sherman at Phillips, Richardson	Leggett & Platt, Inc., The Volkswagen Store	101,000	0	101,000
Interwest Business Park, Alamo Downs Parkway, San Antonio	All-American Sports	218,000	0	218,000
ISOM Business Park, 919-981 Isom Road, San Antonio	Fidelity Output Solutions, Wells Fargo Bank	175,000	0	175,000
O’Connor Road Business Park, O’Connor Road, San Antonio	Ingersoll Rand	150,000	0	150,000
Freeport Business Center, 13215 N. Promenade Blvd., Stafford	Fairfield Industries, Applera Corporation, Gurtwitch Products	251,000	0	251,000

Georgia, Total		1,568,000	0	1,568,000
Atlanta Industrial Park, Atlanta Industrial Pkwy. at Atlanta Industrial Dr., Atlanta	Target Container Co., Sanderson Industries, Inc.	552,000	0	552,000
Sears Logistics, 3700 Southside Industrial Way, Atlanta	Sears Logistics Services, Inc.	403,000	0	403,000
Southside Industrial Parkway, Southside Industrial Pkwy at Jonesboro Rd., Atlanta	Lowe Supply, Inc., Mission Produce, Masco Contractor Services	72,000	0	72,000
Kennesaw 75, 3850-3900 Kennesaw Prkwy, Kennesaw	American Hotel Register Co., Clorox Services Company	178,000	0	178,000
6485 Crescent Dr., I-85 at Jimmy Carter Blvd., Norcross	Zurn, Pax Industries, Inc.	363,000	0	363,000

Tennessee, Total		1,543,000	0	1,543,000
Crowfarn Drive Warehouse, Crowfarn Dr. at Getwell Rd., Memphis	Integris Metals	161,000	0	161,000
Outland Business Center, Outland Center Dr., Memphis	International Multifoods, TricorBraun, KMN Modern Farm Equipment, Inc., Quest Communications Corporation	410,000	0	410,000
Southpoint I & II, Pleasant Hill Rd. at Shelby Dr., Memphis	AF Services, Sunnywood Products, Inc., Constar	571,000	0	571,000
Southwide Warehouses #2-#4, Federal Compress Ind. Pk., Memphis	Federal Express	236,000	0	236,000
Thomas Street Warehouse, N. Thomas Street, Memphis	Ampro Industries, Inc.	165,000	0	165,000

Florida, Total		1,272,000	0	1,272,000
Lakeland Industrial Ctr., I-4 at County Rd., Lakeland	Rooms to Go, Amware Pallet Services, Publix	600,000	0	600,000
1801 Massaro, 1801 Massaro Blvd., Tampa	MiTek Industries, Inc., Parksite, Inc.	159,000	0	159,000
Tampa East Portfolio, 1841 Massaro Blvd., Tampa	General Electric, Hughes Supply, Interline Brands, GE Polymershapes	513,000	0	513,000

California, Total		727,000	0	727,000
Siempre Viva Business Park, Siempre Viva Rd. at Kerns St., San Diego	Hitachi Transport, UPS Supply Chain Solutions, Inc., Bose Corp., Air Tiger	727,000	0	727,000

UNIMPROVED LAND

Houston & Harris County, Total		2,423,000		2,423,000
Bissonnet at Wilcrest		196,000		196,000
Citadel Plaza at 610 N. Loop		137,000		137,000
East Orem		122,000		122,000
Kirkwood at Dashwood Dr.		322,000		322,000
Mesa Rd. at Tidwell		901,000		901,000
Northwest Fwy. at Gessner		422,000		422,000
S. Shaver St.		17,000		17,000
W. Little York at Interstate 45		161,000		161,000
W. Loop N. at I-10		145,000		145,000

Texas (excluding Houston & Harris Co.), Total		792,000		792,000
River Pointe Dr. at I-45, Conroe		590,000		590,000
Hwy. 3 at Hwy. 1765, Texas City		202,000		202,000

Louisiana, Total		462,000		462,000
U.S. Hwy. 171 at Parish, DeRidder		462,000		462,000

			OWNED BY
	NUMBER OF	WRI	OTHERS	TOTAL
ALL PROPERTIES-BY LOCATION	PROPERTIES	OWNED	(O.B.O.)	SQ FTG

Grand Total	360	48,740,000	12,806,000	61,546,000
Houston & Harris County	81	9,813,000	2,779,000	12,592,000
Texas (excluding Houston & Harris County)	95	11,206,000	2,576,000	13,782,000
Florida	26	5,193,000	688,000	5,881,000
California	25	4,034,000	452,000	4,486,000
Louisiana	16	1,804,000	1,262,000	3,066,000
Nevada	11	2,413,000	747,000	3,160,000
North Carolina	22	2,380,000	608,000	2,988,000
Georgia	11	2,342,000	174,000	2,516,000
Tennessee	9	2,119,000	0	2,119,000
Arizona	16	1,396,000	766,000	2,162,000
New Mexico	7	1,182,000	397,000	1,579,000
Kansas	5	784,000	46,000	830,000
Oklahoma	4	654,000	48,000	702,000
Arkansas	5	636,000	0	636,000
Colorado	14	1,228,000	1,646,000	2,874,000
Missouri	3	366,000	28,000	394,000
Utah	3	292,000	341,000	633,000
Illinois	2	273,000	121,000	394,000
Maine	1	154,000	51,000	205,000
Kentucky	3	471,000	76,000	547,000
Washington	1	0	0	0

ALL PROPERTIES-BY CLASSIFICATION

Grand Total	360	48,740,000	12,806,000	61,546,000
Shopping Centers	296	37,073,000	10,890,000	47,963,000
Industrial	64	11,667,000	1,916,000	13,583,000

Notes:	*	Denotes partial ownership. WRI's interest is 50% except where noted. The square feet figures represent WRI's proportionate ownership of the property held by the joint venture or partnership.

	+	Denotes supermarket or discount store offering full service grocery along with general merchandise.

	#	Denotes property under development that does not currently have rental income on-line.
Owned by Others ("O.B.O.") includes buildings owned entirely by another non-WRI legal entity and the proportionate ownership of WRI's partner(s) in various joint ventures and partnerships.